Exhibit 10.23

RESTORATION ROBOTICS, INC.

2015 EQUITY INCENTIVE PLAN

STOCK OPTION GRANT NOTICE AND

STOCK OPTION AGREEMENT

Restoration Robotics, Inc. (the “Company”), pursuant to its 2015 Equity Incentive Plan (the “Plan”), hereby grants to the participant set forth below (“Participant”), an Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Notice and the Stock Option Agreement.

Participant:

Grant Date:

Vesting Commencement Date:

Exercise Price per Share:

Total Exercise Price:

Total Number of Shares Subject to Option:

Expiration Date:

Type of Option:	☐ Incentive Stock Option ☐ Non-Qualified Stock Option

Vesting Schedule:	[The Option shall vest and become exercisable as to 25% of the total number of Shares subject to the Option (rounded down to the next whole number of Shares) on the first anniversary of the Vesting Commencement Date and as to 1/48th of the total number of Shares subject to the Option (rounded down to the next whole number of Shares) on the final day of each one-month period of Participant’s service as a Service Provider thereafter, so that all of the Option shall be fully vested and exercisable on the fourth (4th) anniversary of the Vesting Commencement Date, subject to Participant not experiencing a Termination of Service through each such vesting date.]

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. Participant has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or the Option.

RESTORATION ROBOTICS, INC.:	PARTICIPANT:

By:	By:
Name:	Name:
Title:

A-

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

Pursuant to the Stock Option Grant Notice (“Grant Notice”) to which this Stock Option Agreement (this “Agreement”) is attached, Restoration Robotics, Inc. (the “Company”) has granted to Participant an Option under the Company’s 2015 Equity Incentive Plan (the “Plan”) to purchase the number of Shares indicated in the Grant Notice.

ARTICLE I

GENERAL

1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of a conflict between the terms of the Agreement and the Plan, the terms of the Plan shall control.

1.3 Grant of Option. In consideration of Participant’s past and/or continued employment with or service to the Company or a parent or subsidiary and for other good and valuable consideration, effective as of the grant date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to Participant an Option to purchase any part or all of an aggregate of the number of Shares set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement. Unless designated as a Non-Qualified Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.

ARTICLE II

PERIOD OF EXERCISABILITY

2.1 Vesting; Commencement of Exercisability.

(a) Subject to Sections 2.1(b) and 2.3 below, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the vesting schedule in the Grant Notice (the “Vesting Schedule”).

(b) Unless otherwise determined by the Administrator, any portion of the Option that has not become vested and exercisable on or prior to the date of Participant’s Termination of Service shall be forfeited on the date of Participant’s Termination of Service and shall not thereafter become vested or exercisable.

2.2 Duration of Exercisability. The installments provided for in the Vesting Schedule are cumulative. Each such installment which becomes vested and exercisable pursuant to the Vesting Schedule shall remain vested and exercisable until it becomes unexercisable under Section 2.3 below or pursuant to the terms of the Plan. Once the Option becomes unexercisable, it shall be forfeited immediately.

2.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The Expiration Date set forth in the Grant Notice;

(b) The expiration of three (3) months following the date of Participant’s Termination of Service, unless such Termination of Service occurs by reason of Participant’s death, Disability or Cause;

(c) The expiration of one (1) year following the date of Participant’s Termination of Service by reason of Participant’s death or Disability; or

(d) The date of Participant’s Termination of Service for Cause.

Participant acknowledges that an Incentive Stock Option exercised more than three months after Participant’s Termination of Service as an Employee, other than by reason of death or Disability, will be taxed as a Non-Qualified Stock Option.

2.4 Special Tax Consequences. Participant acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all Shares with respect to which Incentive Stock Options, including the Option, are first exercisable for the first time by Participant in any calendar year exceeds $100,000 (or such other limitation as imposed by Section 422(d) of the Code), the Option and such other options shall be treated as not qualifying under Section 422 of the Code but rather shall be considered Non-Qualified Stock Options. Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted.

ARTICLE III

EXERCISE OF OPTION

3.1 Person Eligible to Exercise. Except may be otherwise provided by the Administrator, during the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 2.3 above, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

3.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 2.3 above.

3.3 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office, or such other place as may be determined by the Administrator, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 2.3 above:

(a) An exercise notice in substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator) (the “Exercise Notice”) in writing signed by Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator; and

(b) Subject to Section 5(f) of the Plan:

(i) Full payment (in cash or by check) for the Shares with respect to which the Option or portion thereof is exercised; or

(ii) With the consent of the Administrator, by delivery of Shares then issuable upon exercise of the Option having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

(iii) On and after the date the Company becomes a Publicly Listed Company, through the (A) delivery by Participant to the Company of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that payment is then made to the Company at such time as may be required by the Administrator; or

(iv) With the consent of the Administrator, any other method of payment permitted under the terms of the Plan; or

(v) Subject to any applicable laws, any combination of the consideration allowed under the foregoing paragraphs; and

(c) The receipt by the Company of full payment for any applicable withholding tax in cash or by check or in the form of consideration permitted by the Administrator, which, following the date the Company becomes a Publicly Listed Company shall include the method provided for in Section 5(f)(i) of the Plan;

(d) If the Company is a not a Publicly Listed Company, the Investment Representation Statement in the form attached as Exhibit B-1 to the Exercise Notice executed by Participant; and

(e) In the event the Option or portion thereof shall be exercised pursuant to Section 3.1 above by any person or persons other than Participant, appropriate proof of the right of such person or persons to exercise the Option.

3.4 Lock-Up Period. Participant hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act (the “Market Standoff Period”); provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period, and these restrictions shall be binding on any transferee of such Shares. Notwithstanding the foregoing, the 180-day period may be extended for up to such number of additional days as is deemed necessary by the Company or the Managing Underwriter to continue coverage by research analysts in accordance with NASD Rule 2711 or any successor rule.

ARTICLE IV

OTHER PROVISIONS

4.1 Restrictive Legends and Stop-Transfer Orders.

(a) Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(b) The Company shall not be required: (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

4.2 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company at its principal executive offices in care of the Secretary of the Company, and any notice to be given to Participant shall be addressed to Participant at the most recent address for Participant shown in the Company’s records. By a notice given pursuant to this Section 4.2, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option by written notice under this Section 4.2. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

4.3 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.4 Governing Law; Severability. This Agreement and the Exercise Notice shall be administered, interpreted and enforced under the laws of the State of Delaware, without regard to the conflicts of law principles thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

4.5 Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

4.6 Successors and Assigns. The Company may assign any of its rights under this Agreement and the Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

4.7 Entire Agreement. The Plan and this Agreement (including all Exhibits hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

* * * * *

EXHIBIT B

TO STOCK OPTION GRANT NOTICE

FORM OF EXERCISE NOTICE

Effective as of today,                     ,                     , the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase                     Shares of RESTORATION ROBOTICS, INC. (the “Company”) under and pursuant to the RESTORATION ROBOTICS, INC. 2015 Equity Incentive Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated August 30, 2016 (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Grant Date:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:

Total Exercise Price:	$

Certificate to be issued in name of:

Cash Payment delivered herewith:	$ (Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)

Type of Option: ☐ Incentive Stock Option     ☐ Non-Qualified Stock Option

1. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement. Participant agrees to abide by and be bound by their terms and conditions.

2. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

3. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause any certificates issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by state or federal securities laws:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED

B-1

UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

4. Notices. Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 4.2 of the Option Agreement.

5. Further Instruments. Participant hereby agrees to execute such further instruments, including, without limitation, the Investment Representation Statement in the form attached as Exhibit B-1 hereto, and to take such further action as the Company determines are reasonably necessary to carry out the purposes and intent of this Agreement.

6. Entire Agreement. The Plan, the Investment Representation Statement in the form attached as Exhibit B-1 hereto and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Investment Representation Statement in the form attached as Exhibit B-1 hereto and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

ACCEPTED BY: RESTORATION ROBOTICS, INC.	SUBMITTED BY PARTICIPANT:

By:	By:
Name:	Print Name:
Title:
Address:

B-2

EXHIBIT B-1

TO EXERCISE NOTICE

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	RESTORATION ROBOTICS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of Restoration Robotics, Inc. (the “Company”), the undersigned (“Participant”) represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the United States Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the United States Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable securities laws or agreements.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the United States Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may under present law be resold,

B-1-1

subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the United States Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which, effective as of February 15, 2008, requires the resale to occur not less than six months, or, in the event the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, not less than one year, after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above or, in the case of a non-affiliate who subsequently hold the Securities less than one year, the satisfaction of the conditions set forth in section (2) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the United States Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Participant:

Date:	,

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